UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                     September 27, 2006
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                       A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
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    (Address of principal executive offices, with zip code)

                        (650) 366-2626
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      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement

	Disclosure under Item 5.02 is incroprated here by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

	On August 28, 2006, A.P. Pharma, Inc., a Delaware corporation (the "Company"), announced that Gordon Sangster, Chief Financial Officer of the Company, was leaving the Company on September 12, 2006 to pursue another opportunity. Mr. Sangster continued to act as the Company's principal financial officer and principal accounting officer until his departure.

	On September 27, 2006, the Company's Board of Directors approved the appointment of Stephen Whiteford to serve as Vice President, Finance and Chief Financial Officer of the Company for an unspecified interim period, during which the Company will continue its search for a permanent Chief Financial Officer. Mr. Whiteford will serve as the principal financial officer and the principal accounting officer of the Company until his successor is appointed.

        Prior to his retirement in May, 2004, Mr. Whiteford, age 65, served nearly 30 years in a variety of financial management positions at The Cooper Companies, Inc., an NYSE listed provider of specialty medical devices, including over ten years as Vice
President and Corporate Controller.

	Mr. Whiteford is being compensated at an annual rate of $215,000. The Company and Mr. Whiteford have not entered into any agreements addressing the tenure of Mr. Whiteford's employment or any bonus or stock option arrangements.



                            SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  September 27, 2006     By: /s/ Michael O'Connell
     --------------------        ----------------------
                                 Michael O'Connell
                                 President and Chief
                                 Executive Officer